Please file this Prospectus Supplement with your records.

                    STRONG COMMON STOCK FUND
                      STRONG DISCOVERY FUND
                       STRONG GROWTH FUND
                      STRONG GROWTH 20 FUND
                       STRONG MID CAP FUND
                     STRONG OPPORTUNITY FUND
                      STRONG SMALL CAP FUND
                   STRONG SMALL CAP VALUE FUND

           Supplement to Prospectus dated May 1, 1998

CLOSING OF THE SMALL CAP FUND. Effective June 30, 1998, the Small Cap Fund will be closed to new investors and on July 31, 1998, the Fund will no longer accept additional investments by current shareholders, except for reinvested dividends. For investors who are currently using the Fund as part of an automatic investment plan, payroll direct-deposit program, or company-sponsored retirement plan, we will be contacting you shortly to make alternative arrangements.

Strong Capital Management, Inc. (the "Advisor") is recommending to the Fund's Board of Directors that the Small Cap Fund be merged into the Strong Growth Fund, and the Directors will consider this recommendation at the end of July. The Advisor believes that this proposed course of action is in the best interests of the Fund and its shareholders because, since last Fall, the Fund has had significant redemptions, primarily because of its investment performance. In light of the Fund's investment policies and investment performance to date, the Advisor believes it is unlikely under current market conditions that the Fund's assets will increase, and further redemptions are possible, which would result in higher operating expenses for the Fund.

In August, we will send all Fund shareholders a proxy statement explaining the proposed merger and notifying them of the time and date of the shareholder meeting, which will be held in the Fall. Following the necessary approvals at the shareholder meeting, your account in the Small Cap Fund will automatically be converted - on a tax-free basis - into shares of the Growth Fund with a value equivalent to the value of your account in the Small Cap Fund on the conversion date. Before then, if you would like to arrange an exchange or redemption of your shares, you may call us at the number below. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION OR EXCHANGE IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, MAY GIVE RISE TO A TAX LIABILITY FOR YOU.

If you have any questions, please call us, day or night, at 1-800-368-3863, 24 hours a day, 7 days a week.

PORTFOLIO MANAGER CHANGE. On May 25, 1998, Mr. Scott Sindelar became the portfolio manager of the Mid Cap and Small Cap Funds. Mr. Sindelar joined the Advisor in April 1998. Prior to joining the Advisor, Mr. Sindelar was employed at Mid-Continent Capital, LLC, where he was a Vice President and portfolio manager since 1986. From 1984 to 1986, he worked as a Corporate Finance Officer at Northern Trust Company, and from 1980 to 1984, as a Corporate Project Manager at DeKalb AgResearch, Inc. Mr. Sindelar received his B.S. in Management and Administration in 1979 from Indiana University and his M.B.A. in Finance in 1980 from Northwestern University.

    The date of this Prospectus Supplement is June 30, 1998.